TNP ENTERPRISES, INC.

                                       and

                              THE BANK OF NEW YORK

                                  Rights Agent




                      Amended and Restated Rights Agreement

                           Dated as of August 11, 1998




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                                TABLE OF CONTENTS

SECTION                                                                    PAGE

Section 1.        Certain Definitions........................................1

Section 2.        Appointment of Rights Agent................................6

Section 3.        Issuance of Rights Certificates............................6
         (a)      Distribution Date; Rights Certificates.....................6
         (b)      Common Stock Certificates; Summary of Rights...............7
         (c)      Legend.....................................................7

Section 4.        Form of Rights Certificates................................8
         (a)      Form; Date.................................................8
         (b)      Acquiring Person Legend....................................8

Section 5.        Countersignature and Registration..........................9
         (a)      Signatures.................................................9
         (b)      Registration and Transfer..................................9

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights
                  Certificates..............................................10
         (a)      Procedure.................................................10
         (b)      Issuance of New Rights Certificates.......................10

Section 7.        Exercise of Rights; Purchase Price; Expiration Date of
                  Rights....................................................10
         (a)      Exercise..................................................10
         (b)      Purchase Price ...........................................11
         (c)      Rights Agent Actions......................................11
         (d)      Partial Exercise..........................................12
         (e)      Termination of Acquiring Person's Rights..................12
         (f)      Surrender of Rights Certificates; Identity of Beneficial
                  Owner.....................................................12

Section 8.        Cancellation and Disposition of Rights Certificates.......12

Section 9.        Reservation and Availability of Capital Stock.............13
         (a)      Reservation of Capital Stock.  ...........................13
         (b)      Listing.  ................................................13
         (c)      Registration under the Act.  .............................13
         (d)      Covenant Regarding Capital Stock.  .......................14
         (e)      Transfer Taxes and Charges.  .............................14

Section 10.       Common Stock Record Date..................................14

Section 11.       Adjustment of Purchase Price; Number and Kind of Shares
                  or Number of Rights.......................................14
         (a)      Certain Adjustments.......................................15
         (b)      Purchase Price Adjustment-- Capital Stock.................18
         (c)      Purchase Price Adjustment-- Cash, Assets, etc.............19
         (d)      Current Market Price......................................19
         (e)      Purchase Price Adjustment Threshold.......................20
         (f)      Equivalent Adjustments....................................20
         (g)      Post-Adjustment Rights Issuances..........................20
         (h)      Common Stock Anti-Dilution................................21
         (i)      Adjustment of Number of Rights.  .........................21
         (j)      Rights Certificates. .....................................21
         (k)      Adjustment Below Par Value................................22
         (l)      Adjustment Effective as of Future Date; Exercise.  .......22
         (m)      Tax Adjustments...........................................22
         (n)      Restriction on Certain Transactions.......................22
         (o)      Restriction Against Diminishing Benefits of the Rights....23
         (p)      Common Stock Adjustments..................................23

Section 12.       Certificate of Adjusted Purchase Price or Number of
                  Shares....................................................23

Section 13.       Consolidation, Merger or Sale or Transfer of Assets
                  or Earning Power..........................................23
         (a)      Flip-over Event...........................................23
         (b)      Principal Party...........................................25
         (c)      Supplemental Agreement....................................25
         (d)      Exceptions................................................26

Section 14.       Fractional Rights and Fractional Shares...................26
         (a)      Fractional Rights.........................................26
         (b)      Fractional Shares of Common Stock.........................27
         (c)      Waiver of Fractional Rights and Shares....................27

Section 15.       Rights of Action..........................................27

Section 16.       Agreement of Rights Holders...............................27

Section 17.       Rights Certificate Holder Not Deemed a Shareholder........28

Section 18.       Concerning the Rights Agent...............................29
         (a)      Compensation.  ...........................................29
         (b)      Reliance.  ...............................................29

Section 19.       Merger or Consolidation or Change of Name of Rights Agent.29
         (a)      Successor.................................................29
         (b)      Prior Countersignatures...................................30

Section 20.       Duties of Rights Agent....................................30
         (a)      Legal Counsel.............................................30
         (b)      Certification by the Company..............................30
         (c)      Liability for Negligence, etc.............................30
         (d)      Statements of Fact or Recitals............................30
         (e)      Agreement; Adjustments....................................30
         (f)      Further Assurances........................................31
         (g)      Instructions..............................................31
         (h)      Dealing in Rights.........................................31
         (i)      Agents; Reasonable Care...................................31
         (j)      Expenses; Repayment Assurances............................32
         (k)      Exercise of Rights; Consultation with Company ............32

Section 21.       Change of Rights Agent....................................32

Section 22.       Issuance of New Rights Certificates.......................33

Section 23.       Redemption and Termination................................33
         (a)      Redemption.  .............................................33
         (b)      Effect of Redemption; Procedure...........................34

Section 24.       Exchange..................................................34
         (a)      Right to Exchange.........................................34
         (b)      Effect of Exchange; Procedure.............................34
         (c)      Common Stock Equivalents..................................35
         (d)      Insufficient Common Stock.................................35
         (e)      Fractional Shares.........................................35

Section 25.       Notice of Certain Events..................................35
         (a)      Common Stock Transactions, etc. ..........................35
         (b)      Other Transactions........................................36

Section 26.       Notices...................................................36

Section 27.       Supplements and Amendments................................37

Section 28.       Successors................................................38

Section 29.       Determinations and Actions by the Board of Directors, etc.38

Section 30.       Benefits of this Agreement................................38

Section 31.       Severability..............................................38

Section 32.       Governing Law.............................................39

Section 33.       Counterparts..............................................39

Section 34.       Descriptive Headings......................................39

Exhibit 1         Form of Rights Certificate................................41

Exhibit 2         Letter to Shareholders....................................49

Exhibit 3         Press Release - "TNP ENTERPRISES, INC. Adopts Shareholder
                  Rights Plan," dated August 11, 1998.......................54



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                      AMENDED AND RESTATED RIGHTS AGREEMENT

         AMENDED AND RESTATED RIGHTS AGREEMENT, dated as of August 11, 1998 (the "Effective Date"), between TNP Enterprises, Inc., a Texas corporation (the "Company"), and The Bank of New York (the "Rights Agent").

                                    RECITALS

         On October 24, 1988 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company authorized and declared a dividend distribution of one right (a "Right") for each share of Common Stock (as hereinafter defined) of the Company outstanding at the close of business on November 4, 1988 (the "Record Date"), and has authorized the issuance of one Right (as such number may hereafter be adjusted pursuant to the provisions of Section 11(p) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Common Stock Adjustments)) for each share of Common Stock of the Company issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date, each Right initially representing the right to purchase one share of Common Stock, upon the terms and subject to the conditions set forth in that certain Rights Agreement, dated as of October 24, 1988 and as amended November 13, 1990 (the "Rights Agreement), by and between the Company and Team Bank.

         Pursuant to the terms of the Rights Agreement, the Rights may not be exercised on or after the Close of Business on November 4, 1998. As a result, the protections afforded to the Company and the shareholders of the Company under the Rights Agreement will no longer be available after such date. Accordingly, on August 11, 1998, the Board of Directors determined it to be in the best interests of the Company and its shareholders to amend the Rights Agreement to extend its term for a period of ten years from the date of this Agreement and to make certain other changes to the terms of the Rights Agreement as set forth below.

                                    AGREEMENT

         In consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

                  (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 10% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company,
(ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan or (iv) any Person who becomes an Acquiring Person solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company, unless and until such Person shall purchase or otherwise become (as a result of actions taken by such Person or its Affiliates or Associates) the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock; provided, however, that if a Person shall become the Beneficial Owner of 10% or more of the Common Stock of the Company then outstanding by reason of share repurchases by the Company and shall, after such share repurchases by the Company, become the Beneficial Owner of any additional Common Stock of the Company, then such Person shall be deemed to be an "Acquiring Person," unless upon the consummation of the acquisition of such additional shares of Common Stock such Person does not beneficially own 10% or more of the shares of Common Stock then outstanding. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently (including, without limitation, because (i) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an Acquiring Person, or (ii) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing or influencing control of the Company, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be deemed to be or to have become an Acquiring Person for any purposes of this Agreement.

          (b) "Act" shall mean the Securities Act of 1933, as amended and in effect from time to time.

          (c)  "Adjustment  Shares"  shall have the meaning set forth in
Section 11(a)(ii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments)

          (d) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          (e) "Agreement" shall mean this Amended and Restated Rights Agreement as originally executed or as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

          (f) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

               (i) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not, for purposes of this paragraph (i), be deemed the "Beneficial Owner" of or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to
Section 3(a) (Issuance Of Rights Certificates -- Distribution Date; Rights Certificates) or Section 22 (Issuance Of New Rights Certificates) (the "Original Rights") or pursuant to Section 11(i) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Adjustment of Number of Rights) in connection with an adjustment made with respect to any Original Rights;

               (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on a
Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) which are "beneficially owned," directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such
Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (f)) or disposing of any voting securities of the Company;

PROVIDED, HOWEVER, that nothing in this paragraph (f) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty (40) calendar days after the date of such acquisition.

          (g) "Board" means the Board of Directors of the Company.

          (h) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Texas or New York are authorized or obligated by law or executive order to close.

          (i) "Close of Business" on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

          (j) "Common Stock" shall mean the common stock, no par value per share, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

          (k)  "Common  Stock  Equivalents"  shall have the meaning set forth in
Section 11(a)(iii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments).

          (l) "Company" shall mean the Person named as the "Company" in the first paragraph of this Agreement until a successor corporation shall have become such, or until a Principal Party shall assume, and thereafter be liable for, all obligations and duties of the Company hereunder, pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor corporation or Principal Party.

          (m) "Current Market Price" shall have the meaning set forth in Section 11(d) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Current Market Price).

          (n) "Current Value" shall have the meaning set forth in Section 11(a)(iii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments).

          (o) "Disinterested Director" shall mean (i) any member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board prior to the date of this Agreement, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Disinterested Directors.

          (p)  "Distribution  Date"  shall have the meaning set forth in Section
3(a)   (Issuance  of  Rights   Certificates   --   Distribution   Date;   Rights
Certificates).

          (q) "Effective Date" shall have the meaning set forth in the first paragraph of this Agreement.

          (r) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement.

          (s) "Exchange Number" shall mean one-half of the number of shares of Common Stock or shares or other units of other property for which a Right is exercisable immediately prior to the time of the action of the Board to exchange the Rights.

          (t) "Expiration Date" shall have the meaning set forth in Section 7(a) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Exercise).
          (u) "Final Expiration Date" shall mean the Close of Business on August 11, 2008.

          (v) "Flip-in Event" shall mean any event described in Section 11(a)(ii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments).

          (w) "Flip-in Trigger Date" shall have the meaning set forth in Section 11(a)(iii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments).

          (x) "Flip-over  Event" shall mean any event  described in clauses (x),
(y) or (z) of Section 13(a) (Consolidation, Merger or Sale or Transfer of Assets or Earning Power -- Flip-over Event).

          (y) "Original Rights" shall have the meaning set forth in Section 1(f)(i) (Certain Definitions).

          (z) "Person" shall mean any individual, firm, corporation, partnership or other entity.

          (aa) "Principal Party" shall have the meaning set forth in Section 13(b) (Consolidation, Merger or Sale or Transfer of Assets or Earning Power -- Principal Party).

          (bb) "Purchase Price" shall have the meaning set forth in Section 4(a) (Form of Rights Certificates -- Form; Date).

          (cc) "Qualified Offer" shall have the meaning set forth in Section 11(a)(ii)(A).

          (dd) "Record Date" shall have the meaning set forth in the Recitals at the beginning of the Agreement.

          (ee) "Redemption Date" shall have the meaning set forth in Section 23(a) (Redemption and Termination -- Redemption).

          (ff) "Redemption Price" shall have the meaning set forth in Section 23(a) (Redemption and Termination -- Redemption).

          (ff) "Rights" shall have the meaning set forth in the Recitals at the beginning of the Agreement.

          (hh) "Rights Agent" shall mean the Person named as the "Rights Agent" in the first paragraph of this Agreement until a successor Rights Agent shall have become such pursuant to the applicable provisions hereof and thereafter "Rights Agent" shall mean such successor Rights Agent. If at any time there is more than one Person appointed by the Company as Rights Agent pursuant to the applicable provisions of this Agreement, "Rights Agent" shall mean and include each such Person.

          (ii) "Rights Certificates" shall have the meaning set forth in Section
3(a)   (Issuance  of  Rights   Certificates   --   Distribution   Date;   Rights
Certificates).

          (jj) "Rights Dividend Declaration Date" shall have the meaning set forth in the Recitals at the beginning of the Agreement.

          (kk) "Spread" shall have the meaning set forth in Section 11(a)(iii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments).

          (ll) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such other than pursuant to a Qualified Offer.

          (mm) "Subsidiary" shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation or entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

          (nn) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments).

          (oo) "Trading Day" shall have the meaning set forth in Section 11(d)(i) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Current Market Price).

          (pp) "Triggering Event" shall mean any Flip-in Event or any Flip-over Event.

         Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

         Section 3. Issuance of Rights Certificates.

          (a) Distribution Date; Rights Certificates. Until the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or such later date as the Board shall determine prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof such Person would be the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company, except pursuant to the provisions of Section 23 (Redemption and Termination)). As soon as practicable after the Distribution Date, the Rights Agent will, at the expense of the Company, send by first-class, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit 1 hereto (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Common Stock Adjustments) at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) (Fractional Rights and Fractional Shares -- Fractional Rights)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

          (b) Common Stock Certificates; Summary of Rights. Prior to the Distribution Date, the Rights as provided herein will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of such associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock. On the Effective Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Common Stock, in substantially the form of Exhibit 2 hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of shares of Common Stock, at the address of such holder shown on the records of the Company.

          (c) Legend. Rights shall be issued in respect of all certificates for shares of Common Stock which are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earliest of the (i) Distribution Date, (ii) the Expiration Date, or (iii) the Effective Date, or, in certain circumstances provided in Section 22 (Issuance of New Rights Certificates) after the Distribution Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend:

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Amended and Restated Rights Agreement dated as of August 11, 1998, by and between TNP Enterprises, Inc. (the "Company") and The Bank of New York, as Rights Agent (the "Amended and Restated Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Amended and Restated Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Amended and Restated Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Amended and Restated Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Amended and Restated Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earliest of (i) the Distribution Date, (ii) the Expiration Date, and (iii) the Redemption Date, (x) the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, (y) the registered holders of such Common Stock shall also be the registered holders of the associated Rights, and (z) the transfer of any of such certificates shall also constitute the transfer of the Rights associated with such shares of Common Stock. In the event that the Company purchases, or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any rights associated with such shares of Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock which are no longer outstanding.

         Section 4.        Form of Rights Certificates.

          (a) Form; Date. The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit 1 hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed or any securities association on whose interdealer quotation system the Rights may be from time to time authorized for quotation, or to conform to usage. Subject to the provisions of Section 11 (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights) and Section 22 (Issuance of New Rights Certificates), the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the price set forth therein (such exercise price per share is referred to herein as the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

          (b) Acquiring Person Legend. Any Rights Certificate issued pursuant to
Section 3(a) (Issuance of Rights Certificates -- Distribution Date; Rights Certificates) or Section 22 (Issuance of New Rights Certificates) that represents Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Termination of Acquiring Person's Rights) and any Rights Certificate issued pursuant to Section 6 (Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates), Section 11 (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights) or Section 22 (Issuance of New Rights Certificates) upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Amended and Restated Rights Agreement dated as of August 11, 1998, by and between TNP Enterprises, Inc. and The Bank of New York, as Rights Agent). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Termination of Acquiring Person's Rights) of such Agreement.

         Section 5.        Countersignature and Registration.

          (a) Signatures. The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested to by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

          (b) Registration and Transfer. Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

     Section  6.  Transfer,   Split  Up,  Combination  and  Exchange  of  Rights
Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

          (a) Procedure. Subject to the provisions of Section 4(b) (Form of Rights Certificates -- Acquiring Person Legend), Section 7(e) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Termination of Acquiring Person's Rights) and Section 14 (Fractional Rights and Fractional Shares), at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitle such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall, subject to Section 4(b), Section 7(e) and
Section 14, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

          (b) Issuance of New Rights Certificates. Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

     Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

          (a) Exercise. Subject to Section 7(e) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Termination of Acquiring Person's Rights), at any time after the Distribution Date, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Section 9(c) (Reservation and Availability of Capital Stock -- Registration under the Act), Section 11(a)(iii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments), Section 23(a) (Redemption and Termination -- Redemption), and
Section 24(b) (Exchange -- Effect of Exchange; Procedure)), in whole or in part, upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of shares of Common Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable and an amount equal to any applicable transfer tax, at or prior to the earliest of (i) the Final Expiration Date, (ii) the Redemption Date, or
(iii) the expiration of the Rights pursuant to Section 13(d) (Consolidation, Merger or Sale or Transfer of Assets or Earning Power -- Exceptions) (the earliest of (i), (ii) and (iii) being herein referred to as the "Expiration Date"). The payment of the Purchase Price and the applicable transfer tax, if any (as such amount may be reduced pursuant to Section 11(a)(iii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments)), may be made (x) in cash, (y) by certified bank check or bank draft payable to the order of the Company or (z) by delivery of a certificate or certificates (with appropriate stock powers executed in blank attached thereto) evidencing a number of shares of Common Stock equal to the then Purchase Price divided by the closing price (as determined pursuant to Section 11(d) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Current Market Price)) per share of Common Stock on the Trading Day immediately preceding the date of such exercise. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Common Stock would be issued.

          (b) Purchase Price. The Purchase Price for each share of Common Stock pursuant to the exercise of a Right shall initially be $100.00, and shall be subject to adjustment from time to time as provided in Section 11 (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights) and Section 13(a) (Consolidation, Merger or Sale or Transfer of Assets or Earning Power -- Flip-over Event) and shall be payable in accordance with paragraph (a) of this
Section 7.

          (c) Rights Agent Actions. Upon receipt of a Rights Certificate representing exercisable Rights and the compliance by the holder of such Rights Certificate with paragraph (a) of this Section 7, the Rights Agent shall, subject to Section 20(k) (Duties of Rights Agent -- Exercise of Rights; Consultation with Company), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Common Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of shares of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 (Fractional Rights and Fractional Shares),
(iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to, or upon the order of, the registered holder of such Rights Certificate.

          (d) Partial Exercise. In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of
Section 14 (Fractional Rights and Fractional Shares).

          (e) Termination of Acquiring Person's Rights. Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights beneficially owned by (i) an Acquiring Person, or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and
Section 4(b) (Form of Rights Certificates -- Acquiring Person Legend) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its respective Affiliates, Associates or transferees hereunder.

          (f) Surrender of Rights Certificates; Identity of Beneficial Owner. Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and
(ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

         Section 8. Cancellation and Disposition of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall dispose of all canceled Rights Certificates in accordance with its regulations and shall deliver a certificate of such disposition thereof to the Company.

         Section 9.        Reservation and Availability of Capital Stock .

                  (a) Reservation of Capital Stock. The Company will use its best efforts to reserve and keep available out of its authorized and unissued shares of Common Stock the number of shares of Common Stock and/or other securities that, as provided in this Agreement, including the rights of the Company under Section 11(a)(iii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments) to otherwise fulfill its obligations, will be sufficient to permit the exercise in full of all outstanding Rights.

                  (b) Listing. So long as the shares of Common Stock issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or authorized for quotation on any interdealer quotation system of any securities association, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or quoted on such system upon official notice of issuance upon such exercise.

                  (c) Registration under the Act. The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Flip-in Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement on an appropriate form under the Act with respect to the securities purchasable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing, and
(iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and
(B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety
(90) calendar days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

                  (d) Covenant Regarding Capital Stock. The Company will take all such action as may be necessary to ensure that all shares of Common Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

                  (e) Transfer Taxes and Charges. The Company will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of shares of Common Stock (or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of shares of Common Stock (or other securities, as the case may be) in respect of a name other than, that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for shares of Common Stock (or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

         Section 10. Common Stock Record Date. Each Person in whose name any certificate for a number of shares of Common Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Common Stock (or other securities, as the case may be) represented thereby on, and such certificate shall be dated as of, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock (or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock (or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         Section 11. Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.



         (a)      Certain Adjustments.

          (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide or split the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or
     (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and
     Section 7(e) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Termination of Acquiring Person's Rights), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination or reclassification, and the number and kind of shares of Common Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the aggregate adjusted Purchase Price then in effect necessary to exercise a Right in full, the aggregate number and kind of shares of Common Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock (or other capital stock, as the case may be) transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

         (ii) In the event:

               (A) (1) any Acquiring Person or any Associate or Affiliate of any Acquiring Person, at any time after the date of this Agreement, directly or indirectly, shall merge into the Company or otherwise combine with the Company and the Company shall be the continuing or surviving corporation of such merger or combination and the Common Stock of the Company shall remain outstanding and unchanged, or (2) subject to Section 23 (Redemption and Termination), any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a Flip-over Event, or is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by a majority of the Disinterested Directors after receiving advice from one or more investment banking firms selected by the Disinterested Directors, to be (a) at a price which is fair to the shareholders of the Company (taking into account all factors which the Disinterested Directors deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its shareholders, other than such Acquiring Person, its Affiliates and its Associates (a "Qualified Offer"); or

               (B) during such time as there is an Acquiring Person, there shall be any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction or series of transactions involving the Company or any of its Subsidiaries, other than a transaction or transactions to which the provisions of Section 13(a) (Consolidation, Merger or Sale or Transfer of Assets or Earning Power -- Flip-over Event) apply (whether or not with or into or otherwise involving an Acquiring Person) which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its subsidiaries which is directly or indirectly beneficially owned by any Acquiring Person or any Associate or Affiliate of any Acquiring Person, then, promptly following the occurrence of any such Flip-in Event (whether described in Section 11(a)(ii)(A) or (B)), proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Termination of Acquiring Person's Rights)) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of the number of shares of Common Stock for which a Right was before that time exercisable, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of shares of Common Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of Common Stock on the date of such first occurrence (such number of shares being referred to as the "Adjustment Shares").

          (iii) In the event that the number of shares of Common Stock that are authorized by the Company's Articles of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (2) the Purchase Price (such excess, the "Spread"), and (B) with respect to each Right, subject to Section 7(e)(Exercise of Rights; Purchase Price; Expiration Date of Rights -- Termination of Acquiring Person's Rights), make adequate provision to substitute for the Adjustment Shares, upon the exercise of such Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board has deemed to have essentially the same value or economic rights as shares of Common Stock (such securities being referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) calendar days following the later of (x) the first occurrence of a Flip-in Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) (Redemption and Termination -- Redemption) expires (the later of (x) and
     (y) being referred to herein as the "Flip-in Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock or other equity securities could be authorized for issuance upon exercise in full of the Rights, the thirty (30) calendar day period set forth above may be extended to the extent necessary, but not more than ninety (90) calendar days after the Flip-in Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares of Common Stock or other equity securities and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Flip-in Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

          (iv) If the rules of the national securities exchange, registered as such pursuant to Section 6 of the Exchange Act, or of the national securities association, registered as such pursuant to Section 15A of the Exchange Act, on which the Common Stock is principally traded or quoted would prohibit such exchange or association from listing or continuing to list, or from authorizing for or continuing quotation and/or transaction reporting through an inter-dealer quotation system, the Common Stock or other equity securities of the Company if the Rights were to be exercised for shares of Common Stock in accordance with subparagraph (ii) of this
     Section 11(a) because such issuance would nullify, restrict or disparately reduce the per share voting rights of holders of Common Stock, the Company shall: (A) determine the Spread, and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) equity securities of the Company, including, without limitation, Common Stock Equivalents, other than securities which would have the effect of nullifying, restricting or disparately reducing the per share voting rights of holders of Common Stock, (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a recognized investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) calendar days following the Flip-in Trigger Date, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, cash having an aggregate value equal to the Spread. To the extent that the Company determines that some action need be taken pursuant to the first sentence of this Section 11(a)(iv), the Company (x) shall provide, subject to Section 7(e) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Termination of Acquiring Person's Rights), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights, but not longer than ninety (90) calendar days after the Flip-in Trigger Date, in order to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iv), the value of the Common Stock shall be the Current Market Price per share of the Common Stock on the Flip-in Trigger Date and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock on such date.

          (b) Purchase Price Adjustment -- Capital Stock. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Common Stock, Common Stock Equivalents or securities convertible into Common Stock or Common Stock Equivalents at a price per share of Common Stock (or having a conversion price per share, if a security convertible into Common Stock or Common Stock Equivalents) less than the Current Market Price per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or Common Stock Equivalents so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or Common Stock Equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c) Purchase Price Adjustment -- Cash, Assets, etc. In case the Company shall fix a record date for a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in
Section 11(b) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights Purchase Price Adjustment -- Capital Stock)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Common Stock and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

          (d)  Current  Market  Price.   For  the  purpose  of  any  computation
hereunder, other than computations made pursuant to Section 11(a)(iii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments) the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such Trading Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

          (e) Purchase Price Adjustment Threshold. Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights) shall be made to the nearest cent or to the nearest share of Common Stock, as the case may be. Notwithstanding the first sentence of this
Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

          (f) Equivalent Adjustments. If as a result of an adjustment made pursuant to Section 11(a)(ii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments) or Section 13(a)
(Consolidation Merger or Sale or Transfer of Assets or Earning Power -- Flip-over Event) the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 11(a), (b),
(c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Common Stock shall apply on like terms to any such other shares.

          (g) Post-Adjustment Rights Issuances. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h) Common Stock Anti-Dilution. Unless the Company shall have exercised its election as provided in Section 11(i) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Adjustment of Number of Rights), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Purchase Price Adjustment -- Capital Stock) and Section 11(c) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Purchase Price Adjustment -- Cash, Assets, etc.), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest whole share) obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i) Adjustment of Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 (Fractional Rights and Fractional Shares) the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

          (j) Rights Certificates. Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

          (k) Adjustment Below Par Value. Before taking any action that would cause an adjustment reducing the Purchase Price below the then par or stated value, if any, of the number of shares of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which is or may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of shares of Common Stock at such adjusted Purchase Price.

          (l) Adjustment Effective as of Future Date; Exercise. In any case in which this Section 11 (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights) shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

          (m) Tax Adjustments. Anything in this Section 11 (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights) to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any shares of Common Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such shareholders.

          (n) Restriction on Certain Transactions. The Company shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Restriction Against Diminishing Benefits of the Rights)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), (iii) enter into a statutory share exchange or similar transaction with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or (iv) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if (x) at the time of or immediately after such consolidation, merger, statutory share exchange or similar transaction, or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, statutory share exchange or similar transaction, or sale, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) (Consolidation, Merger or Sale or Transfer of Assets or Earning Power -- Flip-over Event) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

          (o) Restriction Against Diminishing Benefits of the Rights. The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 (Redemption and Termination) or Section 27 (Supplements and Amendments) take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

          (p) Common Stock Adjustments. Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide or split the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such subdivision, combination or consolidation is effected.

     Section 12. Certificate of Adjusted Purchase Price or Number of Shares . Whenever an adjustment is made as provided in Section 11 (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights) and Section 13 (Consolidation, Merger or Sale or Transfer of Assets or Earning Power) the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Common Stock, a copy of such certificate, and (c) mail or cause the Rights Agent to mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 (Notices). The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained, and shall not be responsible for calculating any adjustment, nor shall it be deemed to have knowledge of such an adjustment unless and until it shall have received such certificate.

          Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

          (a) Flip-over Event. In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, or enter into a statutory stock exchange or similar transaction with, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)(Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Restriction Against Diminishing Benefits of the Rights)), and the Company shall not be the continuing or surviving corporation of such consolidation, merger or statutory share exchange or similar transaction, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)) shall consolidate with, or merge with or into, or enter into a statutory stock exchange or similar transaction with, the Company, and the Company shall be the continuing or surviving corporation of such consolidation, merger or statutory share exchange or similar transaction and, in connection with such consolidation, merger or statutory share exchange or similar transaction, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o)), then, and in each such case (except as may be contemplated by Section 13(d) (Consolidation, Merger or Sale or Transfer of Assets or Earning Power -- Exceptions)), proper provision shall be made so that:
(i) each holder of a Right, except as provided in Section 7(e) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Termination of Acquiring Person's Rights) shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (A) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right is exercisable immediately prior to the first occurrence of a Flip-over Event (or, if a Flip-in Event has occurred prior to the first occurrence of a Flip-over Event, multiplying the number of such shares for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event by the Purchase Price in effect immediately prior to such first occurrence), and (B) dividing that product (which, following the first occurrence of a Flip-over Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of the Common Stock of such Principal Party on the date of consummation of such Flip-over Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights) shall apply only to such Principal Party following the first occurrence of a Flip-over Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments) hereof shall be of no effect following the first occurrence of any Flip-over Event.

          (b) Principal Party. "Principal Party" shall mean

               (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) (Consolidation, Merger or Sale or Transfer of Assets or Earning Power --Flip-over Event), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such consolidation, merger or statutory share exchange or similar transaction, and if no securities are so issued, the Person that is the other party to such consolidation, merger or statutory share exchange or similar transaction, and

               (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) (Consolidation, Merger or Sale or Transfer of Assets or Earning Power -- Flip-over Event), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions;

PROVIDED, HOWEVER, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the total outstanding Common Stock having the greatest aggregate market value.

          (c) Supplemental Agreement. The Company shall not consummate a Flip-over Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this
Section 13 (Consolidation, Merger or Sale or Transfer of Assets or Earning Power) and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of such Flip-over Event, the Principal Party will

               (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

               (ii) take such all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various stated and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

               (iii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 (Consolidation, Merger or Sale or Transfer of Assets or Earning Power) shall similarly apply to successive consolidation, mergers or statutory share exchanges or similar transactions or sales or other transfers. In the event that a Flip-over Event shall occur at any time after the occurrence of a Flip-in Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) (Consolidation, Merger or Sale or Transfer of Assets or Earning Power --Flip-over Event).

          (d) Exceptions. Notwithstanding anything in this Agreement to the contrary, Section 13 (Consolidation, Merger or Sale or Transfer of Assets or Earning Power) shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) (Consolidation, Merger or Sale or Transfer of Assets or Earning Power -- Flip-over Event) if (i) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock that is a Qualified Offer (or a wholly-owned subsidiary of any such Person or Persons), (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender or exchange offer and (iii) the form of consideration being offered in such transaction is the same as the form of consideration paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

         Section 14.       Fractional Rights and Fractional Shares.

          (a) Fractional Rights. The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in
Section 11(p) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Common Stock Adjustments), or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such Trading Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

          (b) Fractional Shares of Common Stock. Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)(i) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Current Market Price)) for the Trading Day immediately prior to the date of such exercise.

          (c) Waiver of Fractional Rights and Shares. The holder of a Right by the acceptance of the Right expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14 (Fractional Rights and Fractional Shares).

         Section 15. Rights of Action. All rights of action in respect of this Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his or her own behalf and for his or her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his or her right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

     Section 16. Agreement of Rights Holders.. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

          (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

          (c) subject to Section 6(a) (Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates -- Procedure) and Section 7(f) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Surrender of Rights Certificates; Identity of Beneficial Owner), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Termination of Acquiring Person's Rights), shall be required to be affected by any notice to the contrary; and

          (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

         Section 17. Rights Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 (Notice of Certain Events)), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

         Section 18.       Concerning the Rights Agent.

          (a) Compensation. The Company shall pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. The indemnity provided for herein shall survive the expiration of the Rights, the termination of this Agreement, and the resignation or removal of the Rights Agent. The costs and expenses of enforcing this right of indemnification shall also be paid by the Company.

          (b) Reliance. The Rights Agent may conclusively rely upon and shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

          (c) Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action.

     Section 19. Merger or Consolidation or Change of Name of Rights Agent.

          (a) Successor. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 (Change of Rights Agent). In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

          (b) Prior Countersignatures. In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

         Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, and no implied duties or obligations shall be read into this Agreement against the Rights Agent, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

          (a) Legal Counsel. Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted to be taken by it in good faith and in accordance with such opinion.

          (b) Certification by the Company. Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (c) Liability for Negligence, etc. The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

          (d) Statements of Fact or Recitals. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (e) Agreement; Adjustments. The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights) or Section 13 (Consolidation, Merger or Sale or Transfer of Assets or Earning Power) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

          (f) Further Assurances. The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g) Instructions. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer.

          Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than ten Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

          (h) Dealing in Rights. The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

          (i) Agents; Reasonable Care. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

          (j) Expenses; Repayment Assurances. No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          (k) Exercise of Rights; Consultation with Company. If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

          (l) The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.

         Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) calendar days' notice in writing mailed to the Company, and to the transfer agent of the Common Stock, by registered or certified mail, and, at the expense of the Company, to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) calendar days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to the transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of any State of the United States, in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers, is subject to supervision or examination by federal or state authority and either has or is an Affiliate of an entity that has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this
Section 21 (Change of Rights Agent), or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, in either case outstanding as of the Distribution Date, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material, adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

         Section 23.       Redemption and Termination.

          (a) Redemption. The Company may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth Business Day following the Record Date), or (ii) the Final Expiration Date, redeem (the date of such redemption being referred to herein as the "Redemption Date") all but not less than all of the then outstanding Rights at a redemption price of $0.05 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"); provided, however, that if, following the occurrence of a Stock Acquisition Date and following the expiration of the right of redemption hereunder but prior to any Triggering Event, (i) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in one transaction or series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, which did not result in the occurrence of a Triggering Event such that such Person is thereafter a Beneficial Owner of 10% or less of the outstanding shares of Common Stock, and (ii) there are not other Persons, immediately following the occurrence of the event described in clause
(i), who are Acquiring Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this Section 23. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Flip-in Event until such time as the Company's right of redemption hereunder has expired. The redemption of the Rights by the Company may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board.

          (b) Effect of Redemption; Procedure. Immediately upon the action of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

          Amounts payable shall be rounded down to the nearest $0.01. Any notice that is mailed in the manner provided in this Agreement will be deemed to be given whether or not the holder receives the notice. In any case, the failure to give such notice by mail, or any defect in the notice, to any particular holder shall not affect the sufficiency of the notice to the other holders of the Rights and the validity of the proceedings.

         Section 24.       Exchange.

          (a) Right to Exchange. The Company may, at its option, at any time and from time to time after the first occurrence of a Flip-in Event, exchange all or part of the then outstanding and exercisable Rights (other than Rights which have become void as provided in Section 7(e) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Termination of Acquiring Person's Rights)) for the Exchange Number of shares of Common Stock or shares or units of other equity securities (if authorized to be issued by the Articles of Incorporation) which the Board has determined to be a Common Stock Equivalent, units of other property or any combination thereof as determined by the Board. Notwithstanding the foregoing, the Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary or any entity holding shares of Common Stock for or pursuant to any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding. The exchange of the Rights by the Company may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

          (b) Effect of Exchange; Procedure. Immediately upon the action of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this
Section 24, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock, Common Stock Equivalents or units of other property equal to the number of such Rights held by such holder multiplied by the Exchange Number. Promptly after the action of the Company ordering the exchange of the Rights, the Company shall (i) file evidence of such action with the Rights Agent, (ii) give public notice of such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange, and (iii) mail notice of such exchange to the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void as provided in Section 7(e) (Exercise of Rights; Purchase Price; Expiration Date of Rights -- Termination of Acquiring Person's Rights)) held by each holder of Rights.

          (c) Common Stock Equivalents. In any exchange pursuant to this Section 24, the Company, at its option, may substitute Common Stock Equivalents for Common Stock exchangeable for Rights, at the initial rate of one share of Common Stock Equivalent for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Common Stock pursuant to the Company's Articles of Incorporation, so that the share of Common Stock Equivalent delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

          (d) Insufficient Common Stock. In the event that the number of shares of Common Stock which are authorized by the Company's Articles of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit any exchange of Rights in accordance with this Section 24, or other equity securities are not authorized by the Articles of Incorporation the Company may, at its option, take all such action as may be necessary to authorize additional shares of Common Stock or other equity securities for issuance upon such exchange.

          (e) Fractional Shares. Upon the action of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24, the Company shall not be required to issue fractions of shares or to distribute certificates which evidence fractional shares. In lieu of such fractional shares, the Company may pay to the registered holders of the Rights Certificates with regard to which such fractional shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one share of Common Stock. For purposes of this Section 24, the current market value of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)(i) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Current Market Price)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24, and the value of any Common Stock Equivalent shall be deemed to have the same current market value as the Common Stock on such date.

         Section 25.       Notice of Certain Events.

          (a) Common Stock Transactions, etc. In case the Company shall propose, at any time after the Distribution Date, (i) to declare or pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company);
(ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock); (iv) to effect any consolidation with, merger into or with, or statutory share exchange or similar transaction with, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Restriction against Diminishing Benefits of the Rights)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)); (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to effect a subdivision, combination or consolidation of the shares of Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 (Notices), a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, statutory share exchange or similar transaction, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) calendar days prior to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20) calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock, whichever shall be the earlier.

          (b) Other Transactions. In case any of the events set forth in Section 11(a)(ii) (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights -- Certain Adjustments) shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 (Notices), a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Common Stock shall be deemed thereafter to refer to, if appropriate, other securities.

         Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by telecopier (with receipt confirmed) or by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:


                              TNP Enterprises, Inc.
                            4100 International Plaza
                             Fort Worth, Texas 76109
                           Attention: General Counsel

Subject to the provisions of Section 21 (Change of Rights Agent), any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sent by registered or certified mail and shall be deemed given upon receipt, addressed (until another address is filed in writing with the Company) as follows:




                              The Bank of New York
                                101 Barclay St.
                                    12 West
                            New York, New York 10286
                           Attention: Stock Transfer

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.





          Section 27. Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 27, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 27, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order
(i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein,
(iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Final Expiration Date, the Purchase Price, or the number of shares of Common Stock for which a right is exercisable; provided, however, that at any time prior to (i) a Stock Acquisition Date or (ii) the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding, the Board may amend this Agreement to increase the Purchase Price or extend the Final Expiration Date. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment that changes the rights and duties of the Rights Agent under this Agreement will be effective against the Rights Agent without the execution of such supplement or amendment by the Rights Agent.

          Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 29. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board (with, where specifically provided for herein, the concurrence or approval of the Disinterested Directors) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence or approval of the Disinterested Directors) or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (with, where specifically provided for herein, the concurrence or approval of the Disinterested Directors) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board or the Disinterested Directors to any liability to the holders of the Rights.

          Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

          Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 (Redemption and Termination) shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a majority of the Board to be Disinterested Directors to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company's Articles of Incorporation and By-Laws.

          Section 32. Governing Law Section. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State; provided, however, that all other duties, obligations and responsibilities of the Rights Agent shall be construed in accordance with the laws of the State of New York.

          Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.




         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


Attest:                                     TNP ENTERPRISES, INC.



By:  /s/ Michael D. Blanchard               By:   /s/ Kevern R. Joyce
     -------------------------                    ----------------------------
     Michael D. Blanchard                         Kevern R. Joyce
     Vice President and General                   President and Chief Executive
     Counsel                                      Officer





                                            THE BANK OF NEW YORK,
                                            as Rights Agent


                                            By:     /s/ William F. Powers
                                                    ------------------------

                                                    William F. Powers
                                                    Assistant Vice President

                                                                      Exhibit 1



                          [Form of Rights Certificate]


Certificate No. R____                               ______ Rights


NOT EXERCISABLE AFTER AUGUST 11, 2008 OR EARLIER IF REDEEMED BY THE TNP ENTERPRISES, INC. ("THE CORPORATION"). THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, AT $0.05 PER RIGHT ON THE TERMS SET FORTH IN THE AMENDED AND RESTATED RIGHTS AGREEMENT DATED AS OF AUGUST 11, 1998, BY AND BETWEEN THE CORPORATION AND THE BANK OF NEW YORK, AS RIGHTS AGENT (THE "AMENDED AND RESTATED RIGHTS AGREEMENT"). UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE AMENDED AND RESTATED RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE AMENDED AND RESTATED RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) (EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS -- TERMINATION OF
ACQUIRING PERSON'S RIGHTS) OF SUCH AGREEMENT.]   1

                               Rights Certificate
                              TNP ENTERPRISES, INC.







     This certifies that  -----------------------------------------------------, or its, his or her registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of August 11, 1998 (the "Amended and Restated Rights Agreement"), between TNP Enterprises, Inc., a Texas corporation (the "Corporation"), and The Bank of New York (the "Rights Agent"), to purchase from the Corporation at any time prior to 5:00 P.M. (Fort Worth, Texas time) on August 11, 2008 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one fully paid, nonassessable share of Common Stock (the "Common Stock") of the Corporation, at a purchase price of $100.00 per share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The Purchase Price shall be paid, at the election of the holder, in cash or shares of Common Stock of the Company having an equivalent value. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of ---------------, -----, based on the Common Stock as constituted at such date. The Corporation reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Amended and Restated Rights Agreement) that upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Common Stock would be issued.

         Upon the occurrence of a Flip-in Event (as such term is defined in the Amended and Restated Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate or any such Person (as such terms are defined in the Amended and Restated Rights Agreement), (ii) a transferee of an Acquiring Person or its Associate or Affiliate who becomes a transferee after such Acquiring Person or its Associate or Affiliate becomes such, or (iii) under certain circumstances specified in the Amended and Restated Rights Agreement, a transferee of an Acquiring Person or its Associate or Affiliate who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-in Event.

         As provided in the Amended and Restated Rights Agreement, the Purchase Price and the number and kind of shares of Common Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Amended and Restated Rights Agreement).

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Amended and Restated Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Amended and Restated Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Amended and Restated Rights Agreement. Copies of the Amended and Restated Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights for which this Rights Certificate is not exercised.

         Subject to the provisions of the Amended and Restated Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Corporation at its option at a redemption price of $0.05 per Right at any time prior to the earlier of (a) the Close of Business (as such term is defined in the Amended and Restated Rights Agreement) on the tenth (10th) Business Day (as such term is defined in the Amended and Restated Rights Agreement) following the Stock Acquisition Date (as such term is defined in the Amended and Restated Rights Agreement) (as such time period may be extended pursuant to the Amended and Restated Rights Agreement) or (b) the Final Expiration Date (as such term is defined in the Amended and Restated Rights Agreement) and (ii) may be exchanged in whole or in part for shares of Common Stock, other property or any combination thereof.

         In addition, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of common stock equivalents of the Corporation having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Corporation authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

         No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but a cash payment may be made in lieu thereof, as provided in the Amended and Restated Rights Agreement.

         No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Corporation which may at any time be issuable on the exercise hereof, nor shall anything contained in the Amended and Restated Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting shareholders of the Corporation (except as provided in the Amended and Restated Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Amended and Restated Rights Agreement.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS  the  facsimile   signature  of  the  proper  officers  of  the
Corporation and its corporate seal.



Dated as of ---------------------

ATTEST:                                 TNP ENTERPRISES, INC.


---------------------------------
Secretary                               By:
                                               -----------------------------
                                        Title:
                                               -----------------------------



Countersigned:

RIGHTS AGENT


By:
         ------------------------
         Authorized Signature




                  [Form of Reverse Side of Rights Certificate]


                               FORM OF ASSIGNMENT


                (To be executed by the registered holder if such
               holder desires to transfer the Rights Certificate.)


FOR VALUE RECEIVED,----------------------------------------------
hereby sells, assigns and transfers unto---------------------------------------
-------------------------------------------------------------------------------
                  (Please print name and address of transferee)

this  Rights  Certificate,  together  with all  right,  title and  interest
therein,    and    does    hereby    irrevocably    constitute    and    appoint
------------------------ Attorney, to transfer the within Rights Certificate on the books of the within-named Corporation, with full power of substitution.


Dated: -------------------          ------------------------------------------
                                    Signature

Signature Guaranteed:



                                   CERTIFICATE

         The undersigned hereby certifies by checking the appropriate boxes that:

          (1) this Rights Certificate / / is / / is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Amended and Restated Rights Agreement); and

          (2) after due inquiry and to the best knowledge of the undersigned, it / / did / / did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:----------------------        -----------------------------------
                                    Signature


Signature Guaranteed:

                                     NOTICE

         The  signature  to  the  foregoing   Assignment  and  Certificate  must
correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE
                      (To be executed if holder desires to
                       exercise Rights represented by the
                              Rights Certificate.)

To:      TNP ENTERPRISES, INC.

         The undersigned hereby irrevocably elects to exercise --------------- Rights represented by this Rights Certificate to purchase the shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Corporation or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security or
other identifying number

-------------------------------------------------------------------------------
                         (Please print name and address)

-------------------------------------------------------------------------------


         If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or
other identifying number

-------------------------------------------------------------------------------
                         (Please print name and address)

-------------------------------------------------------------------------------




Dated:    ------------------        ---------------------------------------
                                    Signature

Signature Guaranteed:

                                   CERTIFICATE

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) the Rights evidenced by this Rights Certificate / / are / / are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Amended and Restated Rights Agreement); and

         (2) after due inquiry and to the best knowledge of the undersigned, it / / did / / did not acquire the Rights evidenced by this Rights
Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:  -------------------         ---------------------------------------
                                    Signature

Signature Guaranteed:



                                     NOTICE

         The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                    Exhibit 2
                            [Letter to Shareholders]




                               September ---, 1998

Dear TNP Shareholder:

         The Board of Directors of the Company has voted to amend the Company's Shareholder Rights Plan to (i) extend its term to August 11, 2008, (ii) increase the Purchase Price from $45 per share to $100 per share, and (iii) provide for certain other changes. This Plan was originally adopted in 1988 and was due to expire this November. Along with this letter, we are sending you a summary describing the amended Plan. The amendment of the Plan requires no action on your part.

         The purpose of the Plan is to assure that shareholders are treated fairly by anyone who might seek to obtain control of the Company. Although our business environment has changed in many ways over the ten years since the Plan was originally adopted, the corporate takeover environment remains very active and hostile bidders still have available a variety of coercive takeover tactics. The Board believes that a Shareholder Rights Plan continues to be an important tool to enable the Board to represent effectively the interests of all shareholders in the event of an unsolicited takeover attempt.

         The amended Plan is very similar to the original plan. The Plan is not unique; over 2,000 corporations throughout the country, including the majority of the companies in the Standard & Poor's 500 Index, have adopted similar plans.

         The Plan does not in any way alter the financial strength of the company or interfere with its business plans. The amendment of the Plan is not dilutive, does not affect reported earnings per share, and is not taxable to you or the Company.

         The board and management are enthusiastic about the potential of the Company to build long-term shareholder value and are committed to serving the best interest of its shareholders, its employees, and the communities it serves. We believe that the amended Plan will help protect the value of your investment in TNP Enterprises, Inc.

                                            Yours very truly,



                                            Kevern R. Joyce
                                            Chairman of the Board and President

                          SUMMARY OF RIGHTS TO PURCHASE
                                  COMMON STOCK

         On August 11, 1998, the Board of Directors of TNP Enterprises, Inc. (the "Company") extended and amended the Company's shareholder rights plan (the "Rights Plan") originally adopted in 1988, which was due to expire on November 4, 1998.

         The purpose of the Rights Plan is to deter certain coercive takeover tactics and to represent effectively the interests of shareholders in the event of a takeover attempt. The Rights Plan would not deter negotiated mergers or business combinations that the Board of Directors may determine to be in the best interests of the Company and its shareholders.

         When it implemented the Rights Plan in 1988, the Board of Directors declared a dividend of one common stock purchase right (a "Right") for each outstanding share of the Company's common stock. The dividend was paid in November 1988 to each shareholder of record on November 4, 1988. The Company has also issued one Right with each new share of common stock issued subsequently. Each Right entitles the registered holder to purchase from the Company one share of common stock.

         The description and terms of the Rights are set forth in the Amended and Restated Rights Agreement (the "Amended and Restated Rights Agreement") between the Company and The Bank of New York, as Rights Agent (the "Rights Agent"). This summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Rights Agreement, which is incorporated by reference. A copy of the Amended and Restated Rights Agreement is available free of charge from the Rights Agent or from the Company's corporate secretary.

                                  NEW AMENDMENT
         The primary effects of the August 11 amendments to the Rights Plan are:

               To  increase  the  purchase  price upon  exercise of a Right (the
              "Purchase Price") from $45 per share to $100 per share; and

               To extend the term of the Rights and the Rights Plan from November 4, 1998 until August 11, 2008.

                   RIGHTS ATTACHED TO COMMON SHARES INITIALLY
         The Rights are currently evidenced by the common stock certificates. A notation on the certificates incorporates the Rights Plan and advises the certificate holder of the existence of the Rights. The Rights are transferred with the common stock certificates. New common stock certificates issued after August 11, 1998 will contain a notation incorporating the Amended and Restated Rights Agreement by reference. The surrender for transfer of outstanding common stock certificates will also constitute the transfer of the Rights associated with the common stock.

         DISTRIBUTION OF RIGHTS
         The Company will mail separate certificates evidencing the Rights to holders of record of the common stock on the "Distribution Date." The Distribution Date will be the date the Rights separate from the common stock, and will be the earlier to occur of the following two events:

     Ten (10) business days after a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of ten percent (10%) or more of the outstanding shares of common stock (the "Stock Acquisition Date"); or

     Ten (10) business days (or such later date that the Board of Directors may determine) after the commencement of a tender or exchange offer that would result in a person or group beneficially owning ten percent (10%) or more of the outstanding shares of common stock.

         After the Distribution Date, the separate Rights certificates will represent the Rights. Only shares of common stock issued before the Distribution Date will be issued with Rights, except for (i) shares issued or sold upon the exercise of stock option under any employee plan or arrangements, (ii) upon the exercise, conversion or exchange of securities that the Company may hereafter issue, or (iii) as the Board of Directors may otherwise determine.

         RIGHT TO PURCHASE COMPANY STOCK

         The Rights become exercisable on the Distribution Date and will expire August 11, 2008, unless earlier redeemed, as described below, or extended by the Board of Directors. Generally, from the Distribution Date and until the occurrence of a Triggering Event, a Rights holder may acquire one share of common stock for each Right held. The Company may require that only whole shares, and no fractional shares, of common stock be issued upon exercise.

         When a Rights holder (other than an Acquiring Person and certain related parties) exercises the Rights after certain "Triggering Events" occur, that holder will acquire the number of shares of common stock with a value equal to the result of dividing the Purchase Price of the Right by one-half of the common stock's market price at the time of the Triggering Event, provided that the Rights are no longer redeemable (as described below). Rights that an Acquiring Person beneficially owns (or, under certain circumstances, formerly owned) at the time of the Triggering Event will be null and void.

         For example, at a Purchase Price of $100 per Right, each Right not owed by an Acquiring Person (or by certain related parties or transferees) following one of the Triggering Events listed below would entitle its holder to purchase $200 worth of common stock (or other consideration, as noted above) for $100. Assuming the Common Stock had a market price of $25 per share at such time, the holder of each valid Right would be entitled to purchase eight shares for $100.

         The certain Triggering Events giving rise to these rights are as follows:

     The Company is the surviving corporation in a merger or other business combination with an Acquiring Person (or any associate or affiliate thereof) and the common stock remains outstanding and unchanged;

     A person  acquires  beneficial   ownership  of  more  than  10%  of  the
          outstanding shares of Company common stock (except pursuant to (A) certain consolidations or mergers involving the Company or sales or transfers of the combined assets, cash flow or earning power of the Company and its subsidiaries, or (B) an offer for all outstanding shares of common stock of the Company at a price and upon terms and conditions which a majority of the Disinterested Directors (as defined below) determines to be in the best interest of the company and its shareholders (a "Qualified Offer"); or

     There is a reclassification of securities, a recapitalization of the Company or other transactions (other than sales or transfers of the combined assets, cash flow or earning power of the Company and its subsidiaries) involving the Company or any of its subsidiaries that has the effect of increasing by more than one percent (1%) the proportionate share of any class of outstanding equity securities of the Company or any of its subsidiaries beneficially owned by an Acquiring Person (or an associate or affiliate thereof).


         RIGHT TO PURCHASE ACQUIRING PERSON'S STOCK

         Certain Triggering Events will give rise to a right to acquire common stock of the acquiring company upon exercise of a Right. If these Triggering Events occur, each holder of a Right (except Rights held by, or certain Rights formerly held by, an Acquiring Person), shall thereafter have the right to receive, upon exercise of the Right, common stock of the acquiring company having a value equal to two times the Purchase Price of the Right.

The   Triggering  Events  giving  rise  to the  right  to  acquire  the acquiring  company's  common stock are:

     The Company enters into a merger or other business combination transaction in which the Company is not the surviving corporation;

     The Company is the surviving corporation in a consolidation, merger or similar transaction in which all or part of the outstanding shares of the Company's common stock are changed into or exchanged for stock or other securities of any other person or cash or any other property; or

     More than 50% of the combined assets, cash flow or earning power of the Company and its subsidiaries is sold or transferred (in each case other than certain consolidations with, mergers into, or sales of assets, cash flow or earning power by or to subsidiaries of the Company as specified in the Amended and Restated Rights Agreement).

         EXCHANGE OF RIGHTS FOR COMMON STOCK
         The Company may elect to exchange Rights for common stock of the Company. After a person or group becomes an Acquiring Person and before such person or group acquires 50% or more of the Company's outstanding common stock, the Board of Directors may, without payment of the Purchase Price by the Rights holder, exchange all or a portion of Rights (other than the Rights held by the Acquiring Person, which will become void), for shares of Company common stock at an exchange ration of one-half (1/2) the number of shares of Common Stock for which a Right is exercisable immediately prior to the time of the Company's decision to exchange the Rights.

         REDEMPTION
         The Company may redeem the Rights in whole, but not in part, at a price of $.05 per Right at any time until ten (10) business days following the Stock Acquisition Date. Immediately upon redemption, the Rights will terminate and the only right of holders will be to receive the redemption price.

         EXPIRATION OF RIGHTS
         The Rights will expire on August 11, 2008 unless the expiration date is extended by amendment or unless the Rights are earlier redeemed or exchanged by the Company as described above.

         AMENDMENT OF AGREEMENT
         Other than those provisions relating to the principal economic terms of the Rights, the Board of Directors may amend any provision of the Amended and Restated Rights Agreement prior to the Distribution Date. After the Distribution Date, the Amended and Restated Rights Agreement may be amended to cure any ambiguity, inconsistency or defect, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of the Rights holders (excluding the interest of any Acquiring Person"). No amendment to adjust the time period governing the redemption, however, shall be made when the Rights are not redeemable.

         MISCELLANEOUS
         "Disinterested Director" means any member of the Board of Directors of the Company who was a member of the Board prior to August 11, 1998, the date of the Amended and Restated Rights Agreement, and anyone subsequently elected to the Board if such person is recommended or approved by the majority of the Disinterested Directors, but shall not include an Acquiring Person, or an affiliate or associate of an Acquiring Person, or a representative of any of the foregoing entities.
         The number of outstanding Rights and the number of shares of common stock issuable upon exercise or exchange of each Right are subject to adjustment under certain circumstances.

                                                                   Exhibit 3

                              FORM OF PRESS RELEASE

Contact:



TNP ENTERPRISES, INC. AMENDS AND RESTATES ITS SHAREHOLDER RIGHTS PLAN

FORT WORTH, Texas, August ---, 1998--TNP Enterprises, Inc. [NYSE: TNP] (the "Company") today announced that its Board of Directors at its regular meeting held on August 11, 1998 has amended and restated its Shareholder Rights Plan (the "Plan"). The Board of Directors amended and restated the Plan to (1) extend the term of the Plan to August 11, 2008, (2) increase the Purchase Price from $45.00 per share to $100.00 per share and (3) provide for certain other changes.

The Plan is designed to protect the Company from unfair or coercive takeover attempts and to prevent a potential acquiror from gaining control of the Company without fairly compensating all of the Company's shareholders.

The original Plan, dated as of October 24, 1988, created a dividend of one right for each outstanding share of the Company's Common Stock. The rights are represented by and initially traded with the Company's Common Stock.
There are no separate certificates or market for the rights.

The rights do not become exercisable or trade separately from the Common Stock unless one or both of the following conditions are met: a public announcement that a person has acquired 10% or more of the Common Stock of the Company, or a tender or exchange offer is made for 10% or more of the Common Stock of the Company.

Under certain circumstances the rights entitle the holders to buy the Company's stock at a 50% discount. In the event that (1) the Company is the surviving corporation in a merger or other business combination with an entity that owns 10% or more of the Company's outstanding stock; (2) there is any type of recapitalization of the Company that results in an increase by more than 1% the proportionate share of equity securities of the Company owned by a person who owns 10% or more of the Company's outstanding stock; or (3) any person shall acquire beneficial ownership of 10% of the Company's outstanding stock (unless such acquisition is made pursuant to a tender or exchange offer for all outstanding shares of the Company, upon terms and conditions determined by a majority of the Disinterested Directors of the Company to be in the best interest of the Company and its shareholders (a "Qualified Offer")), each right holder will have the option to buy $200.00 in value of the Common Stock of the Company for the $100.00 purchase price of the right. Following the occurrence of the events set forth above, all rights that are or, under certain circumstances, were, beneficially owned by the acquiror will be null and void.

Under certain circumstances the rights entitle the holders to buy shares of the acquiror's Common Stock at a 50% discount. In the event that, at any time after a person has acquired 10% or more of the Company's Common Stock, (1) the Company is acquired in a merger or business combination transaction in which the Company is not the surviving corporation (other than a merger or business combination with a person that acquired its shares pursuant to a Qualified Offer); (2) the Company is the surviving corporation in a transaction in which all or part of the Common Stock is exchanged for cash, property or securities of any other person (other than a transaction with a person that acquired its shares pursuant to a Qualified Offer); or (3) more than 50% of the assets, cash flow or earning power of the Company is sold, each right holder will have the option to purchase $200.00 in value of the stock of the acquiring company for the $100.00 purchase price of the right.

The rights may be redeemed by the Company for $0.05 per right at any time until 10 business days following the first public announcement of the acquisition of beneficial ownership of 10% of the Company's Common Stock.

Shareholders will be mailed a description of the amended and restated Plan.






TNP Enterprises, Inc. is a holding company based in Fort Worth, Texas and has subsidiaries including Texas-New Mexico Power Company. The power company provides community-based electric service to 85 cities and more than 222,000 customers in Texas and New Mexico.







1 The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.